John Hancock Funds III

Supplement Dated April 11, 2007

to the Global Shareholder Yield Fund

Class A, Class B and Class C, Class NAV, Class R1 and Class I shares

Prospectuses dated March 1, 2007

In the “Management biographies” section, the following amends and restates information provided for when each portfolio manager began his career:

William Priest, CFA: Began career in 1965

Eric Sappenfield: Began career in 1986

Michael Welhoelter, CFA: Began career in 1986

Daniel Geber: Began career in 1985

David Pearl: Began career in 1983

In the “Appendix - Historical Performance of the EPOCH Global Equity Shareholder Yield Fund & Global Equity Shareholder Yield Composite” section, the following corrects and supersedes any contrary information provided for “EPOCH Global Equity Shareholder Yield Fund yield as of December 31, 2006 - Dividend Yield”:

Dividend Yield: 3.47%

April 11, 2007

320MPS 4/07